U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2015 (June 11, 2015)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws in Fiscal Year.

Pursuant to a written consent of the board of directors dated as of June 11, 2015, which was fully executed by the board on June 18, 2015 (the “effective date”), the board of directors in accordance with Article 11 of Mobiquity Technologies, Inc.’s (the “Corporation”) bylaws, approved an amendment to the bylaws to permit uncertificated shares for the purpose of securing “full service” at Depository Trust Company. Accordingly, Article 4.1 of the Corporation’s bylaws are amended to read as follows:

(4.1) Form of Certificates. Certificates representing shares shall be in the form determined by the board of directors. All certificates issued shall be consecutively numbered or otherwise appropriately identified. Alternatively, the Corporation is also authorized to issue uncertificated book entry shares.

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT
3.1	Amendment to Corporation’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: June 19, 2015	/s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer